EXHIBIT 10.5


                             MUTUAL GENERAL RELEASE

     Ezcony Interamerica, Inc. ("Ezcony") and Ocean Reef Management, Inc. ("ORM"), in consideration of $18.00 paid by Ezcony to ORM, hereby agree as follows:

   1. Ezcony hereby releases ORM from any and all claims, debts, obligations, promissory notes, contracts, causes of action and liabilities of any kind whatsoever, from the beginning of the world to the date of this release. This is intended to be a general release of the broadest scope permitted by Florida law.


    2. ORM hereby releases Ezcony from any and all claims, debts, obligations, promissory notes, contracts, causes of action and liabilities of any kind whatsoever, from the beginning of the world to the date of this release. This is intended to be a general release of the broadest scope permitted by Florida law.


Dated: August 13, 1997                        EZCONY INTERAMERICA, INC.


                                              By: EZRA COHEN
                                                 ---------------------

                                              Its: Chairman, CEO
                                                   -------------------


Dated: August 13, 1997                        OCEAN REEF MANAGEMENT, INC.


                                              By: /S/ JOEL EIDELSTEIN
                                                  ---------------------

                                              Its: President
                                                   -------------------